Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Supplement as of December 31, 2008

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

(UNAUDITED)

AS OF DECEMBER 31, 2008

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The four key businesses – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance market segments in the U.S. and selected international markets. The Assurant business units provide debt protection administration; credit-related insurance; warranties and service contracts; pre-funded funeral insurance; creditor-placed homeowners insurance; manufactured housing homeowners insurance; individual health and small employer group health insurance; group dental insurance; group disability insurance; and group life insurance.

Assurant, a Fortune 500 company and a member of the S & P 500, is traded on the New York Stock Exchange under the symbol AIZ. Assurant has more than $24 billion in assets and $8 billion in annual revenue. Assurant has approximately 14,000 employees worldwide and is headquartered in New York’s financial district. www.assurant.com.

Safe Harbor Statement:

Some of the statements included in this press release and its exhibits, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. You can identify these statements by the fact that they may use words such as “will,” “anticipate,” “expect,” “estimate,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” or the negative versions of those words and terms with a similar meaning. Our actual results might differ materially from those projected in the forward-looking statements. The Company undertakes no obligation to update any forward-looking statements in this financial supplement as a result of new information or future events or developments.

The following risk factors could cause our actual results to differ materially from those currently estimated by management: (i) failure to maintain significant client relationships, distribution sources and contractual arrangements; (ii) deterioration in the company’s market capitalization compared to its book value that could impair the company’s goodwill; (iii) failure to attract and retain sales representatives; (iv) general global economic, financial market and political conditions (including difficult conditions in financial, capital and credit markets, the global economic slowdown, fluctuations in interest rates, mortgage rates, monetary policies and inflationary pressure); (v) inadequacy of reserves established for future claims losses; (vi) failure to predict or manage benefits, claims and other costs; (vii) diminished value of invested assets in our investment portfolio (due to, among other things, the recent volatility in financial markets, the global economic slowdown, credit and liquidity risk, other than temporary impairments, environmental liability exposure and inability to target an appropriate overall risk level); (viii) losses due to natural and man-made catastrophes; (ix) increases or decreases in tax valuation allowances; (x) unavailability, inadequacy and unaffordable pricing of reinsurance coverage; (xi) inability of reinsurers to meet their obligations; (xii) insolvency of third parties to whom we have sold or may sell businesses through reinsurance or modified co-insurance; (xiii) credit risk of some of our agents in Assurant Specialty Property and Solutions; (xiv) a further decline in the manufactured housing industry; (xv) a decline in our credit or financial strength ratings (including the currently heightened risk of ratings downgrades in the insurance industry); (xvi) failure to effectively maintain and modernize our information systems; (xvii) failure to protect client information and privacy; (xviii) failure to find and integrate suitable acquisitions and new insurance ventures; (xix) inability of our subsidiaries to pay sufficient dividends; (xx) failure to provide for succession of senior management and key executives; (xxi) negative publicity and impact on our business due to unfavorable outcomes in litigation and regulatory investigations (including the potential impact on our reputation and business of a negative outcome in the ongoing SEC investigation); (xxii) significant competitive pressures in our businesses and cyclicality of the insurance industry: (xxiii) current or new laws and regulations that could increase our costs or limit our growth.

For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our SEC reports, including, but not limited to, our 2007 Annual Report on Form 10-K, our 2008 third quarter Form 10-Q and our upcoming 2008 Annual Report on Form 10-K, as filed with the SEC.

Regulation G – Non GAAP Financial Measures

Assurant uses the following non-GAAP financial measures to analyze the Company’s operating performance for the periods presented in this financial supplement. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the Company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The Company believes net operating income provides investors a valuable measure of the performance of the Company’s ongoing business, because it excludes both the effect of net realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please refer to page 5 for a reconciliation net operating income to net income.

(2) Assurant uses annualized operating ROE as an important measure of the company’s operating performance. Annualized operating ROE equals year-to-date net operating income divided by average stockholders’ equity for the year to date period, excluding AOCI, and then the return is annualized. The company believes annualized operating ROE provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes the effect of realized gains (losses) on investments that tend to be highly variable and those events that are unusual and/or unlikely to recur. The comparable GAAP measure for this included measure would be annualized GAAP return on equity, defined as the annualized return of net income divided by average stockholders’ equity for the period. Consolidated GAAP ROE for the three months and year ended December, 2008 was 19.6% and 11.5%, respectively. Please refer to page 6 for the reconciliation of annualized operating ROE to annualized GAAP return on average equity.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights

(Unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
($ in thousands, except number of shares and per share amounts)	2008	2007	2008	2007
Net operating income (1)	$153,719	$154,376	$637,443	$694,188
Net realized (losses) on investments	(33,642)	(33,558)	(278,641)	(40,442)
Tax benefit realized from the sale of an inactive subsidiary (2)	62,364	—	88,994	—

Net income	$182,441	$120,818	$447,796	$653,746

Total revenues	$2,220,608	$2,183,333	$8,601,228	$8,453,515
PER SHARE AND SHARE DATA:
Basic earnings per common share
Net operating income	$1.31	$1.31	$5.41	$5.80
Net income	$1.55	$1.03	$3.80	$5.46
Weighted average common shares outstanding - basic	117,367,781	117,758,560	117,764,288	119,737,556
Diluted earnings per common share
Net operating income	$1.31	$1.29	$5.36	$5.72
Net income	$1.55	$1.01	$3.77	$5.38
Weighted average common shares outstanding - diluted	117,751,459	119,386,294	118,836,331	121,436,693

(1)	See Footnote (1) Regulation G - Non GAAP Financial Measures on page 1.

(2)	Full year 2008 results include a gain from the sale of an inactive subsidiary realized in the second quarter of 2008.

Assurant, Inc. and Subsidiaries

Summary Financial Highlights (continued)

(Unaudited)

($ in thousands, except shares and per share amounts)	As of December 31, 2008	As of December 31, 2007
Total assets	$24,514,586	$26,750,316
Total stockholders’ equity	$3,709,505	$4,088,903
Total stockholders’ equity (excluding AOCI)	$4,380,451	$4,034,992
Basic book value per share	$31.61	$34.71
Basic book value per share (excluding AOCI)	$37.32	$34.25
Shares outstanding for basic book value per share calculation	117,368,534	117,808,007
Diluted book value per share	$31.51	$34.19
Diluted book value per share (excluding AOCI)	$37.21	$33.73
Shares outstanding for diluted book value per share calculation	117,721,944	119,609,423
Debt to total capital ratio (excluding AOCI)	18.3%	19.7%

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

(Unaudited)

	At December 31, 2008
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,457,948	$2,434,697	$899,271	$2,376,324	$(60,764)	$13,107,476
Reinsurance recoverables	625,127	369,328	7,333	21,414	2,986,968	4,010,170
Deferred acquisition costs	2,407,675	201,817	16,623	24,557	—	2,650,672
Goodwill	—	—	—	—	1,001,899	1,001,899
Assets held in separate accounts	208,352	—	—	—	1,570,457	1,778,809
Other assets	452,076	329,288	117,534	136,770	929,892	1,965,560

Total assets	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

Liabilities
Policyholder benefits and claims payable	$4,588,939	$414,832	$423,100	$1,775,990	$3,195,515	$10,398,376
Unearned premiums	3,985,167	1,243,043	124,759	13,168	41,722	5,407,859
Debt	—	—	—	—	971,957	971,957
Mandatorily redeemable preferred stock	—	—	—	—	11,160	11,160
Liabilities related to separate accounts	208,352	—	—	—	1,570,457	1,778,809
Accounts payable and other liabilities	828,654	400,652	155,427	266,356	585,831	2,236,920

Total liabilities	9,611,112	2,058,527	703,286	2,055,514	6,376,642	20,805,081
Stockholders’ equity
Equity, excluding accumulated other comprehensive loss	1,540,066	1,276,603	337,475	503,551	722,756	4,380,451
Accumulated other comprehensive loss	—	—	—	—	(670,946)	(670,946)

Total stockholders’ equity	1,540,066	1,276,603	337,475	503,551	51,810	3,709,505

Total liabilities and stockholders’ equity	$11,151,178	$3,335,130	$1,040,761	$2,559,065	$6,428,452	$24,514,586

	At December 31, 2007
		Specialty		Employee	Corporate &
	Solutions	Property	Health	Benefits	Other(1)	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$7,691,655	$2,237,372	$1,113,771	$2,564,741	$944,576	$14,552,115
Reinsurance recoverables	687,441	277,395	5,036	17,584	2,916,892	3,904,348
Deferred acquisition costs	2,658,207	178,398	34,175	24,565	—	2,895,345
Goodwill	—	—	—	—	832,656	832,656
Assets held in separate accounts	255,341	—	—	—	2,887,947	3,143,288
Other assets	644,132	263,249	83,609	200,808	230,766	1,422,564

Total assets	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

Liabilities
Policyholder benefits and claims payable	$4,676,416	$314,062	$500,126	$1,842,861	$3,159,115	$10,492,580
Unearned premiums	4,171,003	1,052,326	128,756	14,259	44,365	5,410,709
Debt	—	—	—	—	971,863	971,863
Mandatorily redeemable preferred stock	—	—	—	—	21,160	21,160
Liabilities related to separate accounts	255,341	—	—	—	2,887,947	3,143,288
Accounts payable and other liabilities	1,238,933	431,952	196,812	345,220	408,896	2,621,813

Total liabilities	10,341,693	1,798,340	825,694	2,202,340	7,493,346	22,661,413
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,595,083	1,158,074	410,897	605,358	265,580	4,034,992
Accumulated other comprehensive income	—	—	—	—	53,911	53,911

Total stockholders’ equity	1,595,083	1,158,074	410,897	605,358	319,491	4,088,903

Total liabilities and stockholders’ equity	$11,936,776	$2,956,414	$1,236,591	$2,807,698	$7,812,837	$26,750,316

(1)	The Corporate and Other segment includes accumulated other comprehensive income (loss), reinsurance recoverables related to the disposal of Fortis Financial Group and Long Term Care businesses, goodwill, separate accounts related to the disposal of FFG business and all of Assurant, Inc.’s debt.

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands, net of tax)	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007
Assurant Solutions	$11,884	$20,387	$32,355	$47,557	$32,265	$37,377	$30,210	$44,069	$112,183	$143,921
Assurant Specialty Property	118,475	30,942	131,042	124,744	99,917	114,682	90,207	74,434	405,203	379,240
Assurant Health	25,066	30,204	27,721	37,263	38,016	39,365	33,838	40,524	120,254	151,743
Assurant Employee Benefits	14,138	21,457	18,630	16,332	16,197	20,392	21,475	28,957	70,557	87,021
Corporate and other	(10,735)	(14,858)	(18,777)	(5,882)	(27,436)	(11,583)	(2,862)	(7,632)	(50,252)	(49,513)
Amortization of deferred gains on disposal of businesses	4,763	4,796	4,763	4,796	5,360	5,394	5,360	5,427	19,118	21,541
Interest expense	(9,872)	(9,874)	(9,937)	(9,937)	(9,943)	(9,937)	(9,942)	(9,943)	(39,620)	(39,765)

Net operating income	153,719	83,054	185,797	214,873	154,376	195,690	168,286	175,836	637,443	694,188
Adjustments:
Net realized (losses) gains on investments	(33,642)	(194,483)	(22,473)	(28,043)	(33,558)	(8,499)	(2,006)	3,621	(278,641)	(40,442)
Tax benefit realized from the sale of an inactive subsidiary	62,364	—	26,630	—	—	—	—	—	88,994	—

Net income (loss)	$182,441	$(111,429)	$189,954	$186,830	$120,818	$187,191	$166,280	$179,457	$447,796	$653,746

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands, except per share data and closing stock price)	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007
Revenues:
Net earned premiums and other considerations	$2,004,279	$1,984,136	$1,995,516	$1,941,417	$1,956,146	$1,893,388	$1,798,687	$1,759,509	$7,925,348	$7,407,730
Net investment income	183,048	192,314	201,211	197,774	197,826	194,049	190,302	216,896	774,347	799,073
Net realized (losses) gains on investments	(51,757)	(299,205)	(34,574)	(43,143)	(51,628)	(13,076)	(3,086)	5,570	(428,679)	(62,220)
Amortization of deferred gains on disposal of businesses	7,327	7,379	7,327	7,379	8,246	8,298	8,246	8,349	29,412	33,139
Fees and other income	77,711	69,911	79,280	73,898	72,743	65,533	70,578	66,939	300,800	275,793

	2,220,608	1,954,535	2,248,760	2,177,325	2,183,333	2,148,192	2,064,727	2,057,263	8,601,228	8,453,515

Benefits, losses and expenses:
Policyholder benefits	988,432	1,095,048	998,208	937,459	985,591	935,545	902,053	889,522	4,019,147	3,712,711
Selling, underwriting, general and administrative expenses	1,025,532	1,007,817	985,851	938,650	985,542	913,214	894,904	874,926	3,957,850	3,668,586
Interest expense	15,188	15,190	15,287	15,288	15,297	15,288	15,296	15,297	60,953	61,178

	2,029,152	2,118,055	1,999,346	1,891,397	1,986,430	1,864,047	1,812,253	1,779,745	8,037,950	7,442,475

Income (loss) before provision for income taxes	191,456	(163,520)	249,414	285,928	196,903	284,145	252,474	277,518	563,278	1,011,040
(Benefit) provision for income taxes	9,015	(52,091)	59,460	99,098	76,085	96,954	86,194	98,061	115,482	357,294

Net income (loss)	$182,441	$(111,429)	$189,954	$186,830	$120,818	$187,191	$166,280	$179,457	$447,796	$653,746

Diluted per share data:
Net operating income per diluted share	$1.31	$0.70	$1.55	$1.80	$1.29	$1.63	$1.37	$1.42	$5.36	$5.72
Book value per diluted share (excluding AOCI)	$37.21	$35.60	$36.68	$35.33	$33.73	$32.99	$31.81	$31.14	$37.21	$34.25
Computation of return on average equity measures:
Numerator:
Net operating income	$153,719	$83,054	$185,797	$214,873	$154,376	$195,690	$168,286	$175,836	$637,443	$694,188
Net income (loss)	$182,441	$(111,429)	$189,954	$186,830	$120,818	$187,191	$166,280	$179,457	$447,796	$653,746
Denominator:
Average equity, excluding AOCI	$4,294,030	$4,296,429	$4,298,980	$4,123,852	$3,980,272	$3,894,080	$3,847,440	$3,788,402	$4,207,722	$3,889,763
Add: Average AOCI	(573,372)	(306,783)	(71,632)	24,207	25,712	(25,351)	20,387	88,527	(308,518)	70,987

Average equity, including AOCI	$3,720,658	$3,989,646	$4,227,348	$4,148,059	$4,005,984	$3,868,729	$3,867,827	$3,876,929	$3,899,204	$3,960,750
Annualized operating return on average equity	14.3%	7.7%	17.3%	20.8%	15.5%	20.1%	17.5%	18.6%	15.1%	17.8%
Annualized GAAP return on average equity	19.6%	-11.2%	18.0%	18.0%	12.1%	19.4%	17.2%	18.5%	11.5%	16.5%

Annualized operating return on average equity (excluding AOCI) (1)	14.3%	7.7%	17.3%	20.8%	15.5%	20.1%	17.5%	18.6%	15.1%	17.8%
Net realized (losses) gains on investments	-0.8%	-18.1%	-2.1%	-2.7%	-3.4%	-0.9%	-0.2%	0.4%	-7.5%	-1.0%
Tax benefit realized from the sale of an inactive subsidiary	1.5%	—	2.5%	—	—	—	—	—	2.4%	—
Change due to effect of including AOCI	4.6%	-0.8%	0.3%	-0.1%	—	0.2%	-0.1%	-0.4%	1.5%	-0.3%

Annualized GAAP return on average equity (1)	19.6%	-11.2%	18.0%	18.0%	12.1%	19.4%	17.2%	18.5%	11.5%	16.5%

Share repurchases:
Shares repurchased	—	1,000,000	—	—	—	2,283,100	1,984,400	1,421,833	1,000,000	5,689,333
Average repurchase price per share	$—	$59.00	$—	$—	$—	$52.07	$58.56	$54.48	$59.00	$54.94
Repurchase price	$—	$59,000	$—	$—	$—	$118,887	$116,216	$77,460	$59,000	$312,563

AIZ Closing stock price (NYSE)	$30.00	$55.00	$65.96	$60.86	$66.90	$53.50	$58.92	$53.63	$—	$—

Investment yield (2)	5.29%	5.44%	5.56%	5.61%	5.70%	5.73%	5.69%	5.66%	5.50%	5.69%
Tax-adjusted yield (2) (3)	5.44%	5.59%	5.71%	5.72%	5.79%	5.81%	5.77%	5.71%	5.64%	5.76%

Investment income from real estate joint venture partnerships	$414	$—	$3,457	$—	$127	$534	$2,972	$33,540	$3,871	$37,173

(1)	See Footnote (2) Regulation G - Non GAAP Financial Measures on page 1.

(2)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

(3)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Solutions

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2008	December 31, 2007
Revenues:
Net earned premiums and other considerations	$722,170	$707,115	$700,629	$683,493	$678,844	$649,915	$618,675	$583,011	$2,813,407	$2,530,445
Net investment income	99,921	105,539	108,425	106,730	108,899	105,631	100,784	112,017	420,615	427,331
Fees and other income	49,936	40,623	47,668	44,281	43,580	36,623	40,957	38,051	182,508	159,211

	872,027	853,277	856,722	834,504	831,323	792,169	760,416	733,079	3,416,530	3,116,987

Benefits, losses and expenses:
Policyholder benefits	310,715	295,190	306,173	286,680	287,232	284,755	258,527	243,344	1,198,758	1,073,858
Selling, underwriting, general and administrative expenses	535,507	527,779	503,073	475,533	496,414	451,510	455,140	427,645	2,041,892	1,830,709

	846,222	822,969	809,246	762,213	783,646	736,265	713,667	670,989	3,240,650	2,904,567

Income before provision for income taxes	25,805	30,308	47,476	72,291	47,677	55,904	46,749	62,090	175,880	212,420
Provision for income taxes	13,921	9,921	15,121	24,734	15,412	18,527	16,539	18,021	63,697	68,499

Net operating income	$11,884	$20,387	$32,355	$47,557	$32,265	$37,377	$30,210	$44,069	$112,183	$143,921

Net earned premiums and other considerations:
Domestic:
Credit	$66,166	$70,270	$69,808	$73,253	$70,563	$75,638	$76,109	$80,921	$279,497	$303,231
Service contracts	375,433	334,386	335,552	319,515	322,092	292,762	280,274	261,863	1,364,886	1,156,991
Other	15,854	13,685	15,186	15,434	16,007	14,496	15,517	16,689	60,159	62,709

Total Domestic	457,453	418,341	420,546	408,202	408,662	382,896	371,900	359,473	1,704,542	1,522,931

International:
Credit	82,872	98,645	88,661	98,264	88,988	98,431	92,413	96,877	368,442	376,709
Service contracts	93,708	93,745	90,128	77,667	79,982	64,561	62,543	42,717	355,248	249,803
Other	3,813	(139)	6,903	9,598	11,598	8,307	10,260	8,979	20,175	39,144

Total International	180,393	192,251	185,692	185,529	180,568	171,299	165,216	148,573	743,865	665,656

Preneed:
Domestic and international	76,616	88,293	85,253	80,654	79,446	85,050	70,358	63,288	330,816	298,142
Domestic independent runoff	7,708	8,230	9,138	9,108	10,168	10,670	11,201	11,677	34,184	43,716

Total Preneed	84,324	96,523	94,391	89,762	89,614	95,720	81,559	74,965	365,000	341,858

Total	$722,170	$707,115	$700,629	$683,493	$678,844	$649,915	$618,675	$583,011	$2,813,407	$2,530,445

Fee income:
Domestic:
Debt protection	$9,765	$8,495	$8,284	$7,915	$7,459	$7,415	$7,469	$8,750	$34,459	$31,093
Service contracts	22,515	18,472	19,941	18,370	19,963	16,679	17,190	16,877	79,298	70,709
Other	6,614	6,873	7,439	5,735	7,021	6,320	5,205	6,493	26,661	25,039

Total Domestic	38,894	33,840	35,664	32,020	34,443	30,414	29,864	32,120	140,418	126,841

International	6,201	7,272	9,706	9,740	8,113	5,179	4,384	4,492	32,919	22,168
Preneed	4,841	(489)	2,298	2,521	1,024	1,030	6,709	1,439	9,171	10,202

Total	$49,936	$40,623	$47,668	$44,281	$43,580	$36,623	$40,957	$38,051	$182,508	$159,211

Assurant Solutions (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007
Gross written premiums:
Domestic:
Credit	$147,313	$151,717	$152,730	$152,341	$159,259	$168,135	$167,738	$161,843	$604,101	$656,975
Service contracts	355,163	385,153	396,157	393,811	491,036	434,465	448,143	454,404	1,530,284	1,828,048
Other	19,701	17,858	17,076	16,758	19,773	22,353	22,014	20,865	71,393	85,005

Total Domestic	522,177	554,728	565,963	562,910	670,068	624,953	637,895	637,112	2,205,778	2,570,028

International:
Credit	180,516	213,322	214,407	219,212	221,181	219,945	201,353	191,415	827,457	833,894
Service contracts	132,710	133,226	110,714	101,002	137,385	118,754	86,948	79,582	477,652	422,669
Other	5,696	1,375	8,962	11,348	11,059	11,176	13,933	10,422	27,381	46,590

Total International	318,922	347,923	334,083	331,562	369,625	349,875	302,234	281,419	1,332,490	1,303,153

Total	$841,099	$902,651	$900,046	$894,472	$1,039,693	$974,828	$940,129	$918,531	$3,538,268	$3,873,181

Preneed (face sales)	$99,009	$121,021	$120,859	$104,424	$100,031	$107,341	$102,360	$86,058	$445,313	$395,790
Foreign currency translation (FX) impact (1):
Gross written premiums:
Including FX impact	-19.10%	-7.40%	-4.26%	-2.62%	5.84%	9.99%	13.57%	15.67%	-8.65%	10.96%
FX impact	-5.53%	0.96%	2.34%	3.43%	3.09%	1.21%	0.85%	0.48%	0.14%	1.49%

Excluding FX impact	-13.57%	-8.36%	-6.60%	-6.05%	2.75%	8.78%	12.72%	15.19%	-8.79%	9.47%
Net earned premiums:
Including FX impact	6.38%	8.80%	13.25%	17.23%	9.88%	9.92%	4.47%	2.21%	11.18%	6.70%
FX impact	-4.42%	0.56%	1.65%	2.42%	2.40%	1.15%	0.87%	0.67%	-0.08%	1.29%

Excluding FX impact	10.80%	8.24%	11.60%	14.81%	7.48%	8.77%	3.60%	1.54%	11.26%	5.41%
Net operating income (2):
Including FX impact	-63.17%	-45.45%	7.10%	7.91%	-18.95%	-10.38%	-18.68%	10.87%	-22.05%	-9.15%
FX impact	0.24%	-1.42%	-4.64%	1.99%	-0.88%	-1.49%	-2.01%	-1.33%	-1.00%	-1.65%

Excluding FX impact	-63.41%	-44.03%	11.74%	5.92%	-18.07%	-8.89%	-16.67%	12.20%	-21.05%	-7.50%
Combined ratios (a):
Domestic	101.6%	104.7%	99.4%	96.5%	101.9%	100.9%	100.8%	100.9%	100.6%	101.1%
International	113.9%	105.6%	111.4%	102.3%	106.1%	102.3%	109.7%	102.1%	108.2%	105.1%
Preneed yield (3)	5.89%	6.04%	6.28%	6.13%	6.30%	6.50%	6.27%	6.29%	6.06%	6.32%
Preneed average invested assets	$3,896,574	$3,919,388	$3,937,722	$3,963,127	$3,986,933	$3,832,047	$3,650,784	$3,600,420	$3,927,096	$3,767,556
Investment yield (3)	5.34%	5.60%	5.76%	5.72%	5.83%	5.84%	5.83%	5.80%	5.62%	5.80%
Tax-adjusted yield (3) (4)	5.45%	5.72%	5.89%	5.81%	5.90%	5.91%	5.84%	5.81%	5.73%	5.87%
Investment income from real estate joint venture partnerships	$240	$—	$1,210	$—	$44	$187	$1,045	$14,448	$1,450	$15,724

(a)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income excluding the preneed business.

(1)	Total Solutions percentage growth from year-ago period due to conversion of income statement transactions at weighted average foreign currency exchange rates.

(2)	Net operating income growth for the three months ended December 31, 2007 compared to the year-ago period excludes $40,481 of after-tax income related to a third-party legal settlement previously disclosed in the Financial Supplement as of December 31, 2007.

(3)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

(4)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Specialty Property

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
($ in thousands)	2008	2008	2008	2008	2007	2007	2007	2007	2008	2007
Revenues:
Net earned premiums and other considerations	$519,669	$513,228	$533,914	$481,427	$476,400	$445,211	$393,614	$367,041	$2,048,238	$1,682,266
Net investment income	30,542	31,129	31,997	29,375	28,812	25,862	23,667	21,869	123,043	100,210
Fees and other income	11,910	12,501	11,996	13,593	13,943	12,063	12,654	12,596	50,000	51,256

	562,121	556,858	577,907	524,395	519,155	483,136	429,935	401,506	2,221,281	1,833,732

Benefits, losses and expenses:
Policyholder benefits	166,692	302,105	171,793	144,813	171,866	129,354	130,866	116,787	785,403	548,873
Selling, underwriting, general and administrative expenses	214,148	208,519	206,339	188,842	194,129	177,738	159,292	170,799	817,848	701,958

	380,840	510,624	378,132	333,655	365,995	307,092	290,158	287,586	1,603,251	1,250,831

Income before provision for income taxes	181,281	46,234	199,775	190,740	153,160	176,044	139,777	113,920	618,030	582,901
Provision for income taxes	62,806	15,292	68,733	65,996	53,243	61,362	49,570	39,486	212,827	203,661

Net operating income	$118,475	$30,942	$131,042	$124,744	$99,917	$114,682	$90,207	$74,434	$405,203	$379,240

Net earned premiums:
Homeowners (Creditor Placed & Voluntary)	$369,458	$368,066	$391,153	$342,335	$342,931	$317,607	$276,663	$250,889	$1,471,012	$1,188,090
Manufactured Housing (Creditor Placed & Voluntary)	56,275	55,389	56,484	57,061	53,850	54,132	50,452	50,670	225,209	209,104
Other	93,936	89,773	86,277	82,031	79,619	73,472	66,499	65,482	352,017	285,072

Total	$519,669	$513,228	$533,914	$481,427	$476,400	$445,211	$393,614	$367,041	$2,048,238	$1,682,266

Gross earned premiums:
Homeowners (Creditor Placed & Voluntary)	$456,631	$450,274	$460,818	$402,062	$403,036	$367,503	$332,188	$302,392	$1,769,785	$1,405,119
Manufactured Housing (Creditor Placed & Voluntary)	79,690	80,570	80,069	80,850	77,345	77,571	77,408	77,356	321,179	309,680
Other	156,843	152,899	146,880	140,793	136,476	131,643	125,058	118,857	597,415	512,034

Total	$693,164	$683,743	$687,767	$623,705	$616,857	$576,717	$534,654	$498,605	$2,688,379	$2,226,833

Gross written premiums:
Homeowners (Creditor Placed & Voluntary)	$502,162	$492,069	$529,444	$419,501	$462,730	$420,184	$380,099	$319,053	$1,943,176	$1,582,066
Manufactured Housing (Creditor Placed & Voluntary)	76,346	80,909	79,451	70,131	79,193	77,885	77,042	67,785	306,837	301,905
Other	147,675	187,929	169,849	125,316	146,182	156,235	150,435	112,322	630,769	565,174

Total	$726,183	$760,907	$778,744	$614,948	$688,105	$654,304	$607,576	$499,160	$2,880,782	$2,449,145

Reconciliation of gross earned premiums to net earned premiums:
Gross earned premiums	$693,164	$683,743	$687,767	$623,705	$616,857	$576,717	$534,654	$498,605	$2,688,379	$2,226,833
Ceded catastrophe reinsurance and reinstatements	(36,793)	(53,149)	(34,015)	(30,030)	(33,442)	(26,546)	(39,771)	(33,328)	(153,987)	(133,087)
Ceded to clients including U.S. Government	(136,702)	(117,366)	(119,838)	(112,248)	(107,015)	(104,960)	(101,269)	(98,236)	(486,154)	(411,480)

Net earned premiums	$519,669	$513,228	$533,914	$481,427	$476,400	$445,211	$393,614	$367,041	$2,048,238	$1,682,266

Assurant Specialty Property (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2008	December 31, 2007
Creditor-Placed Homeowners Insurance:
Loans tracked (in millions):
Prime	25.9	26.2	26.3	26.2	26.2	26.1	24.5	24.3	25.5	25.7
Sub-prime	4.0	4.1	4.2	4.4	4.6	5.0	5.3	5.4	4.0	5.2

	29.9	30.3	30.5	30.6	30.8	31.1	29.8	29.7	29.5	30.9

Penetration rate ranges:
Prime range	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%	1% - 2%
Sub-prime range	6% - 15%	6% - 15%	6% - 15%	6% - 15%	6% - 15%	5% - 11%	3% - 8%	3% - 8%	6% - 15%	6% - 15%
Average insured value (AIV):
Total	$176	$173	$170	$165	$159	$151	$146	$141	$176	$159
Creditor-placed	$167	$166	$164	$161	$156	$150	$145	$141	$167	$156
Real estate owned	$250	$241	$228	$216	$198	$181	$161	$141	$250	$198
Percent of Real Estate Owned Policies:
% of creditor-placed gross earned premiums from REO policies	23%	23%	21%	21%	17%	16%	14%	12%	23%	17%
% of creditor-placed gross written premiums from REO policies	19%	23%	22%	21%	19%	19%	16%	14%	19%	19%
Ratios:
Loss ratio (a)	32.1%	58.9%	32.2%	30.1%	36.1%	29.1%	33.2%	31.8%	38.3%	32.6%
Expense ratio (b)	40.3%	39.7%	37.8%	38.1%	39.6%	38.9%	39.2%	45.0%	39.0%	40.5%
Combined ratio (c)	71.6%	97.1%	69.3%	67.4%	74.6%	67.2%	71.4%	75.8%	76.4%	72.2%
Investment yield (1)	5.01%	5.11%	5.16%	5.11%	5.58%	5.46%	5.28%	5.51%	5.15%	5.57%
Tax-adjusted yield (1) (2)	5.32%	5.43%	5.47%	5.32%	5.74%	5.63%	5.68%	5.78%	5.44%	5.71%
Investment income from real estatejoint venture partnerships	$39	$—	$346	$—	$13	$53	$297	$159	$385	522

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Health

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2008	December 31, 2007
Revenues:
Net earned premiums and other considerations	$481,470	$486,700	$487,725	$496,060	$509,327	$514,233	$513,936	$512,784	$1,951,955	$2,050,280
Net investment income	12,745	13,769	15,302	15,648	15,321	15,753	16,290	19,270	57,464	66,634
Fees and other income	9,774	10,100	9,637	9,406	9,762	10,688	10,445	9,688	38,917	40,583

	503,989	510,569	512,664	521,114	534,410	540,674	540,671	541,742	2,048,336	2,157,497

Benefits, losses and expenses:
Policyholder benefits	314,329	311,790	325,504	306,565	321,851	326,479	329,327	317,784	1,258,188	1,295,441
Selling, underwriting, general and administrative expenses	151,275	152,345	143,804	157,181	152,922	153,928	159,088	161,410	604,605	627,348

	465,604	464,135	469,308	463,746	474,773	480,407	488,415	479,194	1,862,793	1,922,789

Income before provision for income taxes	38,385	46,434	43,356	57,368	59,637	60,267	52,256	62,548	185,543	234,708
Provision for income taxes	13,319	16,230	15,635	20,105	21,621	20,902	18,418	22,024	65,289	82,965

Net operating income	$25,066	$30,204	$27,721	$37,263	$38,016	$39,365	$33,838	$40,524	$120,254	$151,743

Net earned premiums and other considerations:
Individual:
Individual medical	$319,704	$319,188	$318,095	$319,756	$324,727	$323,490	$320,442	$314,662	$1,276,743	$1,283,321
Short-term medical	25,978	27,335	24,583	23,539	24,441	26,336	23,499	22,561	101,435	96,837

Subtotal	345,682	346,523	342,678	343,295	349,168	349,826	343,941	337,223	1,378,178	1,380,158
Small employer group	135,788	140,177	145,047	152,765	160,159	164,407	169,995	175,561	573,777	670,122

Total	$481,470	$486,700	$487,725	$496,060	$509,327	$514,233	$513,936	$512,784	$1,951,955	$2,050,280

Assurant Health (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2008	December 31, 2007
Sales (annualized issued premiums):
Individual:
Individual medical	84,603	$87,600	$78,080	$79,976	$67,680	$85,089	$100,468	$99,614	$330,259	$352,851
Short-term medical	33,785	35,969	34,990	32,972	30,219	35,285	33,606	31,939	137,716	131,049

Subtotal	118,388	123,569	113,070	112,948	97,899	120,374	134,074	131,553	467,975	483,900
Small employer group	27,008	27,189	25,864	26,161	27,345	27,414	28,307	29,520	106,222	112,586

Total	$145,396	$150,758	$138,934	$139,109	$125,244	$147,788	$162,381	$161,073	$574,197	$596,486

Membership by product line (in thousands):
Individual:
Individual medical	578	585	587	599	619	638	650	641	578	619
Short-term medical	92	101	101	87	87	101	99	85	92	87

Subtotal	670	686	688	686	706	739	749	726	670	706
Small employer group	131	136	142	152	165	171	181	191	131	165

Total	801	822	830	838	871	910	930	917	801	871

Ratios:
Loss ratio (a)	65.3%	64.1%	66.7%	61.8%	63.2%	63.5%	64.1%	62.0%	64.5%	63.2%
Expense ratio (b)	30.8%	30.7%	28.9%	31.1%	29.5%	29.3%	30.3%	30.9%	30.4%	30.0%
Combined ratio (c)	94.8%	93.4%	94.4%	91.7%	91.5%	91.5%	93.1%	91.7%	93.6%	92.0%

Investment yield (1)	5.51%	5.67%	5.84%	6.12%	5.79%	5.93%	5.84%	5.70%	5.80%	5.81%
Tax-adjusted yield (1) (2)	5.78%	5.95%	6.13%	6.32%	5.94%	6.07%	5.96%	5.75%	6.06%	5.93%
Investment income from real estate joint venture partnerships	$51	$—	$691	$—	$25	$107	$590	$3,535	$742	$4,257

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Employee Benefits

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2008	December 31, 2007
Revenues:
Net earned premiums and other considerations	$280,970	$277,093	$273,248	$280,437	$291,575	$284,029	$272,462	$296,673	$1,111,748	$1,144,739
Net investment income	34,461	35,278	38,919	38,369	37,614	38,046	39,408	51,887	147,027	166,955
Fees and other income	5,901	6,475	7,208	6,555	5,301	6,040	6,379	6,277	26,139	23,997

	321,332	318,846	319,375	325,361	334,490	328,115	318,249	354,837	1,284,914	1,335,691

Benefits, losses and expenses:
Policyholder benefits	196,690	185,951	193,642	199,401	200,673	194,957	183,333	211,607	775,684	790,570
Selling, underwriting, general and administrative expenses	102,835	99,726	97,354	100,901	108,847	101,978	102,090	98,953	400,816	411,868

	299,525	285,677	290,996	300,302	309,520	296,935	285,423	310,560	1,176,500	1,202,438

Income before provision for income taxes	21,807	33,169	28,379	25,059	24,970	31,180	32,826	44,277	108,414	133,253
Provision for income taxes	7,669	11,712	9,749	8,727	8,773	10,788	11,351	15,320	37,857	46,232

Net operating income	$14,138	$21,457	$18,630	$16,332	$16,197	$20,392	$21,475	$28,957	$70,557	$87,021

Net earned premiums and other considerations:
Group dental	$110,084	$109,982	$108,976	$106,073	$104,938	$103,770	$102,567	$101,535	$435,115	$412,810
Group disability single premiums for closed blocks	5,947	—	—	5,500	14,326	12,283	—	22,847	11,447	49,456
All other group disability	113,832	115,749	113,327	116,300	118,858	114,904	115,539	118,189	459,208	467,490
Group life	51,107	51,362	50,945	52,564	53,453	53,072	54,356	54,102	205,978	214,983

Total	$280,970	$277,093	$273,248	$280,437	$291,575	$284,029	$272,462	$296,673	$1,111,748	$1,144,739

Assurant Employee Benefits (continued)

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2008	December 31, 2007
Sales:
Group dental	$16,487	$24,918	$23,021	$45,625	$16,969	$26,780	$19,747	$42,212	$110,051	$105,708
Group disability	9,310	13,972	10,404	18,909	10,984	12,314	14,121	20,394	52,595	57,813
Group life	5,738	6,936	5,775	9,836	6,069	6,210	7,051	11,875	28,285	31,205

Total	$31,535	$45,826	$39,200	$74,370	$34,022	$45,304	$40,919	$74,481	$190,931	$194,726

Ratios:
Loss ratio (a)	70.0%	67.1%	70.9%	71.1%	68.8%	68.6%	67.3%	71.3%	69.8%	69.1%
Expense ratio (b)	35.8%	35.2%	34.7%	35.2%	36.7%	35.2%	36.6%	32.7%	35.2%	35.2%
Investment yield (1)	5.94%	5.98%	6.25%	6.29%	6.16%	6.19%	6.21%	6.09%	6.13%	6.17%
Tax-adjusted yield (1) (2)	6.01%	6.06%	6.33%	6.35%	6.21%	6.24%	6.25%	6.13%	6.20%	6.21%
Investment income from real estate joint venture partnerships	$84	$—	$1,210	$—	$45	$187	$1,040	$14,164	$1,294	$15,436

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting, general and administrative expenses divided by net earned premiums and other considerations and fees and other income.

(1)	Investment yield excludes investment income from real estate joint venture partnerships shown above.

(2)	Tax-adjusted yield represents the yield on the portfolio after including the incremental benefit of investing in certain, tax-advantaged securities.

Assurant Corporate and Other

Condensed Statements of Operations

(Unaudited)

	For the Three Months Ended								For the Year Ended
($ in thousands)	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2008	December 31, 2007
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	5,379	6,599	6,568	7,652	7,180	8,757	10,153	11,853	26,198	37,943
Net realized (losses) gains on investments	(51,757)	(299,205)	(34,574)	(43,143)	(51,628)	(13,076)	(3,086)	5,570	(428,679)	(62,220)
Amortization of deferred gains on disposal of businesses	7,327	7,379	7,327	7,379	8,246	8,298	8,246	8,349	29,412	33,139
Fees and other income	190	212	2,771	63	157	119	143	327	3,236	746

	(38,861)	(285,015)	(17,908)	(28,049)	(36,045)	4,098	15,456	26,099	(369,833)	9,608

Benefits, losses and expenses:
Policyholder benefits	6	12	1,096	—	3,969	—	—	—	1,114	3,969
Selling, underwriting, general and administrative expenses	21,767	19,448	35,281	16,193	33,230	28,060	19,294	16,119	92,689	96,703
Interest expense	15,188	15,190	15,287	15,288	15,297	15,288	15,296	15,297	60,953	61,178

	36,961	34,650	51,664	31,481	52,496	43,348	34,590	31,416	154,756	161,850

Loss before benefit for income taxes	(75,822)	(319,665)	(69,572)	(59,530)	(88,541)	(39,250)	(19,134)	(5,317)	(524,589)	(152,242)
(Benefit) provision for income taxes	(88,700)	(105,246)	(49,778)	(20,464)	(22,964)	(14,625)	(9,684)	3,210	(264,188)	(44,063)

Net income (loss)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$(260,401)	$(108,179)

Real estate investment income	$—	$—	$—	$—	$—	$—	$—	$1,234	$—	$1,234
Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net Income (loss)	$12,878	$(214,419)	$(19,794)	$(39,066)	$(65,577)	$(24,625)	$(9,450)	$(8,527)	$(260,401)	$(108,179)
Adjustments, net of tax:
Amortization of deferred gains on disposal of businesses	(4,763)	(4,796)	(4,763)	(4,796)	(5,360)	(5,394)	(5,360)	(5,427)	(19,118)	(21,541)
Interest expense	9,872	9,874	9,937	9,937	9,943	9,937	9,942	9,943	39,620	39,765
Net realized losses (gains) on investments	33,642	194,483	22,473	28,043	33,558	8,499	2,006	(3,621)	278,641	40,442
Tax benefit realized from the sale of an inactive subsidiary	(62,364)	—	(26,630)	—	—	—	—	—	(88,994)	—

Corporate and other line item result (1)	$(10,735)	$(14,858)	$(18,777)	$(5,882)	$(27,436)	$(11,583)	$(2,862)	$(7,632)	$(50,252)	$(49,513)

(1)	Agrees to Corporate and other result per Reconciliation of Net Operating Income to Net Income on page 5.

Assurant, Inc. and Subsidiaries

Investments

(Unaudited)

	As of		As of
	December 31,		December 31,
($ in thousands)	2008		2007
Investments by type
Fixed maturity securities: available for sale, at fair value	$8,591,266	65.5%	$10,126,415	69.6%
Equity securities: available for sale, at fair value
Preferred stock	470,823	3.6%	613,525	4.2%
Common stock	4,050	0.1%	22,476	0.2%
Commercial mortgage loans on real estate, at amortized cost	1,506,694	11.5%	1,433,626	9.9%
Policy loans	58,096	0.4%	57,107	0.4%
Short-term investments	703,402	5.4%	410,878	2.8%
Collateral held under securities lending	234,027	1.8%	541,650	3.7%
Other investments	498,434	3.8%	541,474	3.7%

Total investments	12,066,792	92.1%	13,747,151	94.5%
Cash and cash equivalents	1,040,684	7.9%	804,964	5.5%

Total investments and cash and cash equivalents	$13,107,476	100.0%	$14,552,115	100.0%

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$5,706,913	66.4%	$6,917,249	68.3%
Baa	2,364,693	27.5%	2,570,640	25.4%
Ba	402,942	4.7%	492,822	4.9%
B and lower	116,718	1.4%	145,704	1.4%

Total	$8,591,266	100.0%	$10,126,415	100.0%

Assurant, Inc. and Subsidiaries

Investments (continued)

(Unaudited)

	As of December 31, 2008				As of December 31, 2007
($ in thousands)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)	Book Value	Fair Value	% of Fair Value	Unrealized Gain (Loss)
Fixed Maturity Securities by Issuer Type:
Government:
U.S. Government and government agencies	$136,725	$150,487	1.8%	$13,762	$287,064	$297,278	2.9%	$10,214
State, municipalities and political subdivisions	874,134	873,580	10.2%	(554)	630,196	646,549	6.4%	16,353
Foreign governments	503,620	513,318	6.0%	9,698	680,097	704,246	7.0%	24,149
Corporate (1):
Consumer Cyclical	1,004,262	891,923	10.4%	(112,339)	983,565	984,229	9.7%	664
Consumer Non-Cyclical	315,544	302,847	3.5%	(12,697)	357,261	364,006	3.6%	6,745
Energy	670,000	604,332	7.0%	(65,668)	700,259	730,301	7.2%	30,042
Financials	1,900,557	1,671,617	19.5%	(228,940)	2,302,555	2,274,551	22.5%	(28,004)
Health Care	305,795	290,201	3.4%	(15,594)	381,497	383,799	3.8%	2,302
Industrials	959,652	859,641	10.0%	(100,011)	988,412	1,000,547	9.9%	12,135
Materials	262,411	220,934	2.6%	(41,477)	300,704	300,447	3.0%	(257)
Technology	131,069	124,490	1.4%	(6,579)	186,930	189,095	1.9%	2,165
Telecommunications	378,661	367,051	4.3%	(11,610)	387,947	403,953	4.0%	16,006
Utilities	774,343	750,551	8.7%	(23,792)	723,920	730,391	7.2%	6,471
Other corporate	363	374	0.0%	11	746	747	0.0%	1
Asset-backed securities	62,183	59,906	0.7%	(2,277)	91,796	91,833	0.9%	37
Commercial mortgage-backed securities	241,458	198,103	2.3%	(43,355)	192,425	192,237	1.9%	(188)
Residential mortgage-backed securities (RMBS):
Agency	654,371	683,521	8.0%	29,150	688,161	696,539	6.9%	8,378
Alt-A	—	—	0.0%	—	—	—	0.0%	—
Subprime	22,911	22,390	0.3%	(521)	79,876	77,562	0.8%	(2,314)
Other	352	365	0.0%	13	406	421	0.0%	15
Collaterized debt obligations:
Credit backed	5,817	5,635	0.1%	(182)	62,538	57,684	0.6%	(4,854)
RMBS backed	—	—	0.0%	—	—	—	0.0%	—

Total fixed maturity securities	$9,204,228	$8,591,266	100.0%	$(612,962)	$10,026,355	$10,126,415	100.0%	$100,060

(1)

Industry classifications are based on a combination of published index classifications as well as Assurant’s view of underlying creditor risk. These resulting classifications are then mapped to the Global Industry Classification Standard (GICS®).

Assurant, Inc. and Subsidiaries

Investment Results by Asset Category and Annualized Yields

(Unaudited)

	For the Three Months Ended December 31, 2008			For the Three Months Ended December 31, 2007			For the Year Ended December 31, 2008			For the Year Ended December 31, 2007
($ in thousands)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)	Yield	Investment Income	Net realized gain (loss)
Fixed maturity securities: available for sale, at fair value	5.96%	$140,721	$(36,334)	5.99%	$148,887	$(30,357)	6.01%	$582,869	$(223,997)	5.96%	$564,369	$(45,587)
Equity securities: available for sale, at fair value	6.93%	10,154	(4,319)	6.28%	11,299	(21,154)	6.88%	47,618	(181,178)	6.46%	47,264	(27,248)
Commercial mortgage loans on real estate, at amortized cost	6.34%	23,839	(626)	6.79%	24,112	(532)	6.42%	95,013	326	6.79%	91,702	(532)
Policy loans	6.35%	918	—	7.78%	1,117	—	6.50%	3,717	—	6.84%	3,967	—
Cash and short-term investments	2.02%	8,617	2	4.73%	13,904	—	2.80%	43,246	(1)	4.69%	57,353	94
Other investments*	3.86%	4,981	(10,480)	3.81%	5,187	415	5.07%	27,395	(23,829)	10.85%	59,998	11,053

Total		189,230	$(51,757)		204,506	$(51,628)		799,858	$(428,679)		824,653	$(62,220)

Investment expenses		(6,182)			(6,680)			(25,511)			(25,580)

Net investment income		$183,048			$197,826			$774,347			$799,073

Gross realized gains			$12,835			$11,854			$67,945			$41,863
Gross realized losses			(24,569)			(21,997)			(156,471)			(55,899)
Other-than-temporary impairments on available for sale securities			(40,023)			(41,485)			(340,153)			(48,184)

Net realized (losses) gains			$(51,757)			$(51,628)			$(428,679)			$(62,220)

*	Consists primarily of investments in joint venture partnerships, invested assets associated with a modified coinsurance agreement, and invested assets associated with the Assurant Investment Plan.

Assurant, Inc. and Subsidiaries

Summary of Net Operating Income Disclosed Items

Income / (Expense) Items

(unaudited)

			For the Three Months Ended
($ in millions, after-tax)			December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007
			$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS	$	Diluted EPS
Assurant Solutions:
Exit cost for international business	(c	)(d)	$(9.7)	$(0.08)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fees from sale of US pre-need independent franchise	(a	)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3.5	$0.03	$—	$—
Loss from repriced/discontinued international product	(b	)(c)	$—	$—	$—	$—	$(6.9)	$(0.06)	$—	$—	$—	$—	$(2.2)	$(0.02)	$(4.4)	$(0.04)	$—	$—
Reconciliation of client commissions project	(c	)	$—	$—	$—	$—	$—	$—	$—	$—	$3.8	$0.03	$0.6	$0.01	$4.5	$0.04	$—	$—
Client bankruptcies	(c	)	$(8.1)	$(0.07)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Client related settlements	(a	)(c)	$5.9	$0.05	$(7.7)	$(0.06)	$—	$—	$11.7	$0.10	$(3.4)	$(0.03)	$—	$—	$—	$—	$—	$—
Assurant Specialty Property:
Reconciliation of client commissions project	(c	)	$—	$—	$—	$—	$—	$—	$—	$—	$5.9	$0.05	$2.3	$0.02	$5.5	$0.04	$—	$—
Catastrophe losses, net of reinsurance (1)	(b	)	$(5.1)	$(0.04)	$(86.2)	$(0.73)	$(11.5)	$(0.10)	$—	$—	$(22.2)	$(0.19)	$—	$—	$—	$—	$—	$—
Client related settlements	(c	)	$—	$—	$—	$—	$—	$—	$4.6	$0.04	$—	$—	$—	$—	$—	$—	$—	$—
Reinsurance reinstatement premiums	(e	)	$—	$—	$(8.6)	$(0.07)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Assurant Health:
Legal related settlements	(c	)	$—	$—	$—	$—	$—	$—	$—	$—	$2.5	$0.02	$—	$—	$—	$—	$—	$—
				$—		$—
Assurant Employee Benefits:
Change in administration of state specific contract provisions	(b	)	$—	$—	$—	$—	$—	$—	$—	$—	$(2.1)	$(0.02)	$—	$—	$—	$—	$—	$—
Reserve adequacy study adjustment	(b	)	$3.5	$0.03	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Assurant Corporate and Other:
Expenses related to SEC investigation (2)	(c	)	$1.7	$0.01	$—	$—	$(3.0)	$(0.03)	$(1.6)	$(0.01)	$(4.3)	$(0.04)	$(3.2)	$(0.03)	$—	$—	$—	$—
Change in various tax liabilities/receivables	(d	)	$—	$—	$(4.0)	$(0.03)	$—	$—	$—	$—	$(6.4)	$(0.05)	$(0.6)	$(0.01)	$2.9	$0.02	$(5.8)	$(0.05)

Statement of Operations line impact:

(a)	Fees and other income

(b)	Policyholder benefits

(c)	Selling, underwriting, general and administrative expenses

(d)	Income taxes

(e)	Net earned premiums

(*)	Schedule excludes investment income from real estate joint ventures, which are shown separately in the Consolidated and Segment statements of operations.

(1)	Assurant disclosed catastrophe losses including Individual Services Office (ISO) and non-ISO events with losses greater than $5 million. Catastrophe losses in the three months ended June 30, 2008 include paid losses and case reserves on all ISO events, but do not include IBNR reserves.

(2)	This item includes both SEC investigation-related expenses and reimbursements received related to SEC expenses covered under Director & Officer insurance. During the three months ended December 31, 2008, Assurant incurred SEC expenses of $0.1 million and received reimbursements of $1.8 million. During the three months ended September 30, 2008, Assurant incurred expenses of $2.1 million and received reimbursements of $2.1 million.

Assurant, Inc. and Subsidiaries

Ratings Summary

(Unaudited)

Company	A.M. Best	Moody’s	Standard & Poors
American Bankers Insurance Company	A	A2	A-
American Bankers Insurance Company (CAB)	A	N/A	N/A
American Bankers Life Assurance Company	A-	A2	A-
American Bankers Life Assurance Company (CAB)	A-	N/A	N/A
American Memorial Life Insurance Company	A-	N/A	A-
American Reliable Insurance Company	A-	N/A	N/A
American Security Insurance Company	A	A2	A-
Assurant Life of Canada	A-	N/A	N/A
Caribbean American Life Assurance Company	A-	N/A	N/A
Caribbean American Property Insurance Company	A-	N/A	N/A
John Alden Life Insurance Company	A-	A2	A
Reliable Lloyds	A-	N/A	N/A
Standard Guaranty Insurance Company	A	N/A	N/A
Time Insurance Company	A-	A2	A
UDC Dental California	A-	N/A	N/A
Union Security Dental Care New Jersey	A-	N/A	N/A
Union Security Insurance Company	A-	A2	A-
Union Security Life Insurance Company of New York	A-	N/A	N/A
United Dental Care of Arizona	A-	N/A	N/A
United Dental Care of Colorado	A-	N/A	N/A
United Dental Care of Michigan	NR-3	N/A	N/A
United Dental Care of Missouri	A-	N/A	N/A
United Dental Care of New Mexico	A-	N/A	N/A
United Dental Care of Ohio	NR-3	N/A	N/A
United Dental Care of Texas	A-	N/A	N/A
United Dental Care of Utah	NR-3	N/A	N/A
Voyager Indemnity Insurance Company	A-	N/A	N/A

Commercial Paper	AMB-2	P-2	A-
Senior Debt	bbb	Baa1	BBB+

Exhibit I

Assurant, Inc. and Subsidiaries

Top 30 Corporate Issuer Exposures

(unaudited)

	As of December 31, 2008
($ in thousands)	Fixed Maturity Securities			Preferred Stocks
Corporate Issuer	Fair Value	Book Value	Unrealized Gain/Loss	Fair Value	Book Value	Unrealized Gain/Loss
Bank of America Corp	$85,799	$90,522	$(4,723)	$38,953	$55,421	$(16,468)
General Electric Co	111,038	119,708	(8,670)	7,758	10,100	(2,342)
Wells Fargo & Company	98,125	103,204	(5,079)	18,767	16,926	1,841
HSBC Holdings PLC	68,803	73,115	(4,312)	30,084	32,868	(2,784)
AT&T Inc	89,112	86,187	2,925	4,389	4,460	(71)
J.P. Morgan Chase & Co	58,214	65,653	(7,439)	16,047	18,410	(2,363)
Citigroup Inc	53,390	58,744	(5,354)	19,889	31,326	(11,437)
MidAmerican Energy Hldgs	63,621	63,909	(288)	4,573	5,920	(1,347)
Verizon Communications Inc	63,267	64,342	(1,075)	2,480	2,758	(278)
Comcast Corp	53,835	54,686	(851)	10,349	11,889	(1,540)
IBM Corp	63,365	61,865	1,500	573	617	(44)
US Bancorp	23,356	33,218	(9,862)	36,494	38,808	(2,314)
Canadian Imperial Bank	54,790	50,905	3,885	—	—	—
Wal-Mart Stores Inc	53,960	50,195	3,765	—	—	—
FMR LLC	48,891	55,088	(6,197)	—	—	—
Duke Energy Corp	48,407	46,716	1,691	—	—	—
Goldman Sachs Group Inc	38,194	48,270	(10,076)	9,600	13,311	(3,711)
PNC Financial Services	29,770	27,487	2,283	17,912	19,001	(1,089)
Wyeth	46,598	43,843	2,755	—	—	—
News Corp	45,958	49,076	(3,118)	—	—	—
Burlington Northern Santa Fe	45,294	46,078	(784)	—	—	—
Prudential Financial Inc	42,878	55,751	(12,873)	472	807	(335)
ConocoPhillips	42,636	40,791	1,845	—	—	—
Deere & Co	42,155	41,485	670	—	—	—
Manulife Financial Corp	29,843	33,821	(3,978)	11,877	12,657	(780)
Allstate Corp	40,532	45,871	(5,339)	—	—	—
FPL Group Inc	36,924	36,219	705	3,548	3,670	(122)
Credit Suisse Group AG	31,221	32,370	(1,149)	8,339	10,147	(1,808)
Procter & Gamble Co	38,628	35,860	2,768	—	—	—
MetLife Inc	25,773	29,659	(3,886)	12,191	17,349	(5,158)

	$1,574,377	$1,644,638	$(70,261)	$254,295	$306,445	$(52,150)

Exhibit II

Assurant, Inc. and Subsidiaries

Top 10 Foreign Government Exposures

(unaudited)

	As of December 31, 2008
($ in thousands)	Fixed Maturity Securities
Issuer	Fair Value	Book Value	Unrealized Gain/Loss
Province of Ontario	$139,638	$136,291	$3,347
Government of Brazil	49,036	49,775	(739)
United Kingdom of Great Britain	41,605	38,240	3,365
Province of Quebec	32,972	32,275	697
Corp Andina De Fomento	28,353	31,407	(3,054)
United Mexican States	27,547	25,191	2,356
Province of Manitoba	24,129	23,445	684
Bundesobligation	18,332	17,861	471
Kingdom of Denmark	16,430	15,718	712
Swedish Export Credit	15,275	12,974	2,301
Other	120,001	120,443	(442)

	$513,318	$503,620	$9,698

Exhibit III

Assurant, Inc. and Subsidiaries

Commercial Mortgage Loans Summary

(unaudited)

($ in thousands)	As of December 31, 2008
	Book Value	% of Total
Summary of Commercial Mortgage Loans
Geographic Region
Pacific	$511,386	34%
Middle Atlantic	274,062	18%
New England	176,802	12%
South Atlantic	177,827	12%
Mountain	170,343	11%
West South Central	86,481	6%
West North Central	46,324	3%
East South Central	28,071	2%
Canada	22,284	1%
East North Central	19,022	1%
Allowance for loan losses	(5,908)	—

Total	$1,506,694	100%

Property Type
Retail	$493,337	33%
Office	506,247	34%
Industrial	374,959	25%
Other	76,690	5%
Apartments	61,369	4%
Allowance for loan losses	(5,908)	—

Total	$1,506,694	100%

Loan Size
Under $3 million	$579,518	38%
$3 million but less than $6 million	509,674	34%
$6 million but less than $9 million	244,296	16%
$9 million but less than $12 million	58,822	4%
$12 million and over	120,292	8%
Allowance for loan losses	(5,908)	—

Total	$1,506,694	100%

Commercial Mortgage Loan Information by Vintage

As of December 31, 2008

	Book value	Delinquent loan balance	Number of loans (whole number)	Number of delinquent loans	Average balance per loan	Property value weighted average loan-to-value	Book value weighted average loan-to-value
Loan year
2004 and prior	$631,270	—	306	—	$2,104	31.08%	39.39%
2005	253,222	—	72	—	3,517	49.66%	54.84%
2006	180,929	—	64	—	2,827	44.31%	52.08%
2007	290,241	—	90	—	3,189	55.59%	60.43%
2008	156,940	—	42	—	3,737	57.22%	58.84%
Allowance for loan losses	(5,908)	—	N/A	—	N/A	N/A	N/A

Total	$1,506,694	—	574	—	$2,648	40.38%	49.75%

1)	Based upon property appraisals as of June 30,2008